
852
Trackers & ads blocked
19.8 MB
Bandwidth saved
43 seconds
Time saved
9:44
Brave Talk
Brave Rewards
Ready to start earning? Connect or create an account with one of our partners.
Connect account
1
This month, you've visited 1 creator supported by Brave Rewards
Rewards settings
Edit Cards
D/XYZ
Claim your free DXYZ share and get early access to unicorns like OpenAI and SpaceX ✨
Customize